UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) (Rule 14a-101) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Celcuity Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

CELCUITY INC.

16305 36th Avenue North, Suite 100

Minneapolis, MN 55446

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 7, 2024

TO THE STOCKHOLDERS OF CELCUITY INC.:

Please Take Notice that Celcuity Inc. (“Celcuity”) will hold a Special Meeting of Stockholders (the “Special Meeting”) at the offices of Celcuity Inc., 16305 36th Avenue North, Suite 100, Minneapolis, MN 55446, on October 7, 2024 at 9:00 a.m. local time. Celcuity is holding this meeting for the purpose of considering and taking appropriate action with respect to the following:

1.	To approve an amendment to our Certificate of Incorporation to increase the authorized number of shares of common stock, $0.001 par value per share (“Common Stock”), from 65,000,000 shares to 95,000,000 shares (the “Authorized Share Increase”);

2.	To approve the adjournment of the Special Meeting to a later date and time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Authorized Share Increase; and

3.	To transact any other business as may properly come before the meeting or any adjournments thereof, including matters incident to the conduct of the Special Meeting.

Holders of record of Celcuity Common Stock at the close of business on August 9, 2024 will be entitled to vote at the meeting or any adjournments thereof. Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of the matters to be considered at the meeting.

By Order of the Board of Directors,

/s/ Brian F. Sullivan
Chairman of the Board of Directors and
Chief Executive Officer

Date: August 28, 2024

Your vote is important. To vote your shares, please vote by telephone or Internet, as directed in the Proxy Statement, or, if you received a copy of the proxy card or voting instruction form by mail, please complete, sign, date and mail the proxy card or voting instruction form promptly in the envelope provided. The prompt return of proxies will save Celcuity the expense of further requests for proxies.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 7, 2024:

This Notice and the Proxy Statement are available at www.proxyvote.com and on the Investor Relations section of Celcuity’s website at www.celcuity.com/home/investors/.

CELCUITY INC.

16305 36th Avenue North, Suite 100

Minneapolis, MN 55446

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 7, 2024

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Celcuity Inc., a Delaware corporation (“Celcuity,” the “Company,” “we,” “our” or “us”), for use at the Special Meeting of Stockholders (the “Special Meeting”) to be held at the Celcuity corporate offices, 16305 36th Avenue North, Suite 100, Minneapolis, MN 55446, at 9:00 a.m. local time on October 7, 2024.

Purposes of the Special Meeting

The purposes of the Special Meeting are:

1.	To approve an amendment to our Certificate of Incorporation to increase the authorized number of shares of Common Stock from 65,000,000 shares to 95,000,000 shares (the “Authorized Share Increase”);

2.	To approve the adjournment of the Special Meeting to a later date and time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Authorized Share Increase (the “Adjournment Proposal”); and

3.	To transact any other business as may properly come before the meeting or any adjournments thereof, including matters incident to the conduct of the Special Meeting.

Action may be taken on any one of the foregoing proposals on the date specified above for the Special Meeting, or on any date or dates to which the Special Meeting may be adjourned.

Notice and Access Delivery

In accordance with the rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our beneficial owners and stockholders of record access to our proxy materials over the Internet. Beneficial owners are stockholders whose shares are held in the name of a broker, bank, or other nominee (i.e., in “street name”). Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed on or about August 28, 2024 to our beneficial owners and stockholders of record who owned our Common Stock at the close of business on August 9, 2024.

Beneficial owners and stockholders of record will have the ability to access the proxy materials on a website referred to in the Notice or to request a printed set of the proxy materials be sent to them by following the instructions in the Notice. Beneficial owners and stockholders of record who have previously requested to receive paper copies of our proxy materials will receive paper copies of the proxy materials instead of a Notice. You can choose to receive our future proxy materials electronically by visiting www.proxyvote.com. Your choice to receive proxy materials electronically will remain in effect until you instruct us otherwise by following the instructions contained in your Notice and visiting www.proxyvote.com, sending an email to sendmaterial@proxyvote.com, or calling 1-800-579-1639.

Solicitation

This solicitation is made by Celcuity, and Celcuity will pay the cost of soliciting proxies for the Special Meeting. In addition to soliciting proxies by mail, we may solicit proxies personally or by telephone, email, facsimile or other means of communication by our directors, officers and employees. These persons will not specifically be compensated for these activities, but they may be reimbursed for reasonable out-of-pocket expenses in connection with this solicitation. At this time, we do not intend to specifically engage any employees or paid solicitors for the purpose of soliciting proxies for the Special Meeting. We will arrange with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by these persons. We will reimburse these brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with this solicitation.

1

Record Date and Shares Outstanding

Only holders of record of our Common Stock at the close of business on August 9, 2024 will be entitled to vote at the Special Meeting or any adjournments thereof. As of August 9, 2024, there were 37,030,155 shares of our Common Stock outstanding and entitled to vote. Each share of Common Stock entitles the holder thereof to one vote upon each matter to be presented at the Special Meeting.

If you are a stockholder of record, you may vote in person at the Special Meeting, vote by proxy using the enclosed proxy card (if you received paper copies of the proxy materials), vote by proxy over the telephone, or vote by proxy over the Internet. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting and vote in person even if you have already voted by proxy.

●	To vote in person, come to the Special Meeting and we will give you a ballot when you arrive.

●	If you received paper copies of the proxy materials, to vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

●	To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. Please have available the 16-Digit Control Number from the enclosed proxy card, if you received one, or from your Notice. Your vote must be received by 11:59 p.m., Eastern Time (10:59 p.m., Central Time) on October 6, 2024, to be counted.

●	To vote over the Internet, go to www.proxyvote.com to complete an electronic proxy card. Please have available the 16-Digit Control Number from the enclosed proxy card, if you received one, or from your Notice. Your vote must be received by 11:59 p.m., Eastern Time (10:59 p.m., Central Time) on October 6, 2024, to be counted.

We are providing Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you may have received a voting instruction form with these proxy materials from that organization rather than from us. Simply complete and mail the voting instruction form to ensure that your vote is submitted to your broker. Alternatively, you may vote by telephone or over the Internet as instructed by your broker. To vote in person at the Special Meeting, you must obtain a valid proxy from your broker. Follow the instructions from your broker included with these proxy materials or contact your broker to request a proxy form.

Quorum

A quorum, consisting of a majority of the outstanding shares of our Common Stock entitled to vote at the Special Meeting, must be present in person or by proxy before any action can be taken by the stockholders at the Special Meeting. Abstentions are counted as present and entitled to vote for purposes of determining a quorum.

If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you may instruct the organization that holds your shares how to vote. Such organization is bound by the rules of the New York Stock Exchange regarding whether or not it can exercise discretionary voting power for any particular proposal in the absence of voting instructions from you. Brokers have the authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters. A broker non-vote occurs when a nominee who holds shares for another does not vote on a particular matter because the nominee does not have discretionary voting authority for that item and has not received instructions from the owner of the shares or when the broker for its own internal reasons elects not to vote uninstructed shares. Because each of the Authorized Share Increase and Adjournment Proposal are considered “routine” matters, your broker will have discretionary voting authority with respect to these proposals in the absence of voting instructions from you, and there will be no broker non-votes with respect to either proposal. Votes cast by brokers using their discretionary voting authority will be considered present for quorum purposes at the Special Meeting.

2

So long as a quorum is present at the beginning of the Special Meeting, the stockholders present may continue to transact business until adjournment, even if enough stockholders have left the Special Meeting to leave less than a quorum, and even if any stockholder present in person or by proxy refuses to vote or participate in the Special Meeting. If the Special Meeting is adjourned for any reason, the approval of the proposals may be considered and voted upon by stockholders at the subsequent reconvened meeting. All proxies will be voted in the same manner as they would have been voted at the original Special Meeting except for any proxies that have been properly withdrawn or revoked.

Board Recommendation and Voting of Proxies

The Board recommends a vote:

●	FOR the Authorized Share Increase (Proposal 1).

●	FOR the adjournment of the Special Meeting to a later date and time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Authorized Share Increase (Proposal 2).

If you complete and submit your proxy before the Special Meeting, the persons named as proxy agents will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the Board on all matters presented in this Proxy Statement. If any other matters are properly presented for consideration at the Special Meeting, including, among other things, consideration of a motion to adjourn the Special Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named as proxy agents will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Special Meeting.

Vote Required

For the approval of the amendment to our Certificate of Incorporation increasing the authorized number of shares of the Company’s Common Stock from 65,000,000 shares to 95,000,000 shares, you have the option to vote “For,” “Against” or “Abstain” from voting. Assuming a quorum is present, the affirmative vote of the holders of a majority of the shares of Common Stock of Celcuity casting votes, either in person or by proxy at the Special Meeting, is required to approve the amendment to our Certificate of Incorporation. This means that the amendment to our Certificate of Incorporation will be approved if the votes cast “For” the proposal exceed the votes cast “Against” the proposal. Abstentions are not counted as votes cast and will have no effect on the vote on this proposal.

For the approval of the adjournment of the Special Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Authorized Share Increase, you have the option to vote “For,” “Against” or “Abstain” from voting. Assuming a quorum is present, the affirmative vote of the holders of a majority of the shares of Common Stock of Celcuity represented at the Special Meeting, either in person or by proxy, and entitled to vote is required to approve the adjournment of the Special Meeting. If you “Abstain” from voting with respect to this proposal, your shares will be counted as present and entitled to vote and your vote will have the same effect as a vote against the proposal.

If you hold your shares in “street name” and do not provide instructions to your broker, your broker will have discretionary authority to vote your shares with respect to each of these proposals, and as a result, there will be no broker non-votes with respect to either proposal.

Our Board currently has no knowledge of any matters to be presented at the Special Meeting other than those referred to in this Proxy Statement. If any other matters are properly presented for consideration at the Special Meeting, your broker’s ability to exercise discretionary authority will depend on whether the proposal is considered “routine” or “non-routine” under the rules of the New York Stock Exchange and on the broker’s own internal procedures. If a broker has not received instructions from the owner of the shares or when the broker for its own internal purposes elects not to vote uninstructed shares, a broker non-vote occurs. In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered cast or entitled to vote on that proposal. Broker non-votes will not affect the outcome of any matter being voted on at the Special Meeting.

3

Revocability of Proxies

Any person giving a proxy for the Special Meeting has the power to revoke it at any time before it is voted. If you are a record holder of your shares, you may revoke your proxy in any one of the following ways: (1) sending a written notice of revocation dated after the date of the proxy to our Corporate Secretary, Celcuity Inc., 16305 36th Avenue North, Suite 100, Minneapolis, MN 55446; (2) submitting a properly signed proxy with a later date; (3) submitting a new vote by telephone or Internet; or (4) attending the Special Meeting and voting in person. Attendance at the Special Meeting will not, in and of itself, constitute a revocation of a proxy.

If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you must contact them to find out how to revoke your voting instructions.

Householding

The SEC has adopted rules that permit companies and brokers, banks and other nominees to satisfy the delivery requirements for proxy statements and annual reports, with respect to two or more stockholders sharing the same address and who do not participate in electronic delivery of proxy materials, by delivering a single copy of such documents addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Brokers, banks and other nominees may be “householding” Company proxy materials. This means that only one copy of the proxy materials may have been sent to multiple stockholders in a household. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report from the other stockholder(s) sharing your address, please: (i) notify your broker, bank or other nominee, (ii) direct your written request to our Chief Financial Officer, Celcuity Inc., 16305 36th Avenue North, Suite 100, Minneapolis, MN 55446, or (iii) contact us at (763) 392-0123. The Company will undertake to deliver promptly, upon any such oral or written request, a separate copy of the proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of proxy materials at their address and would like to request householding of their communications should notify their broker, bank or other nominee, or contact us at the above address or phone number.

Other Business

Our Board currently has no knowledge of any matters to be presented at the Special Meeting other than those referred to in this Proxy Statement. The solicited proxies give discretionary authority to the proxy agents named therein to vote in accordance with the recommendation of the Board if any other matters are presented.

Interest of Officers and Directors in Matters to Be Acted Upon

None of our officers or directors have any interest in any of the matters to be acted upon at the Special Meeting.

4

PROPOSAL 1

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK

Our Board has adopted, subject to stockholder approval, an amendment to our Certificate of Incorporation to increase the number of authorized shares of our Common Stock from 65,000,000 shares to 95,000,000 shares. The form of the proposed amendment to the Certificate of Incorporation is attached as Appendix A to this Proxy Statement. The discussion below is qualified in its entirety by reference to the actual text of the proposed amendment as set forth in Appendix A.

This proposal is referred to in this Proxy Statement as the “Authorized Share Increase” or “Proposal 1.”

Current Capitalization

Our Certificate of Incorporation currently authorizes the issuance of up to 67,500,000 shares of capital stock, including up to 65,000,000 shares of Common Stock and 2,500,000 shares of preferred stock, $0.001 par value per share, of which 1,850,000 shares have been designated as Series A Convertible Preferred Stock (the “Series A Preferred Stock”). As of August 9, 2024, 37,030,155 shares of our Common Stock were issued and outstanding; and 20,754,742 shares of Common Stock were reserved for issuance as described below:

●	3,462,739 shares of Common Stock issuable upon exercise of outstanding options at a weighted average price of $9.77 per share;

●	3,175,770 shares of Common Stock issuable upon conversion of 317,577 shares of outstanding Series A Preferred Stock;

●	337,848 shares of Common Stock issuable upon conversion of $3,378,480 of outstanding principal under the Company’s previously disclosed Amended and Restated Loan and Security Agreement (the “A&R Loan Agreement”) at a conversion price of $10.00 per share;

●	5,590,048 shares of Common Stock issuable upon exercise of outstanding warrants with a weighted average exercise price of $8.25 per share;

●	5,747,787 shares of Common Stock issuable upon exercise of outstanding pre-funded warrants with an exercise price of $0.001 per share; and

●	2,440,550 shares of Common Stock reserved for issuance under our Amended and Restated 2017 Stock Incentive Plan and our 2017 Employee Stock Purchase Plan.

Shares available for future issuance under our Amended and Restated 2017 Stock Incentive Plan do not include any shares that may become available for issuance pursuant to provisions in this plan that provide for the re-issuance of shares that are cancelled or forfeited in accordance with such plan.

Neither the number of shares of Series A Preferred Stock or undesignated preferred stock authorized for issuance would be changed by the Authorized Share Increase.

Purpose of the Authorized Share Increase

Our Board is recommending the increase in authorized shares of Common Stock for general corporate needs. The Board believes that these additional shares will provide the Company with needed flexibility to issue shares in the future to take advantage of market conditions or favorable capital-raising opportunities without the potential expense or delay incident to obtaining stockholder approval for a particular issuance. The 7,215,103 shares of Common Stock available for issuance (after taking into account the number of shares of Common Stock that are outstanding and reserved) as of August 9, 2024 represent approximately 11.1% of the 65,000,000 shares of Common Stock authorized for issuance under our Certificate of Incorporation. If the Authorized Share Increase is approved and the proposed amendment to the Certificate of Incorporation becomes effective, the number of authorized shares of Common Stock and the number of authorized shares of Common Stock available for issuance will increase by 30,000,000 shares, resulting in 37,215,103 shares of Common Stock available for issuance, taking into account 20,754,742 shares of Common Stock reserved for issuance as of August 9, 2024. The 37,215,103 shares of Common Stock that would be available for issuance represent approximately 39.2% of the 95,000,000 shares of Common Stock that would be authorized for issuance.

5

Shares authorized by our Certificate of Incorporation may be issued by the Board in its discretion, subject to any further stockholder action required in the case of any particular issuance by applicable law, regulatory agency or under the rules of The Nasdaq Stock Market LLC or any stock exchange on which our Common Stock may then be listed. The newly authorized shares of Common Stock, along with shares of Common Stock currently available for issuance, would be issuable for any proper corporate purpose, including, but not limited to, capital raising transactions utilizing equity or convertible securities, commercial transactions, future acquisitions, stock splits, stock dividends, issuance under current or future stock incentive plans or employee stock purchase plans, and other corporate purposes. Other than shares that may be issued under our current “at-the-market” offering program and shares reserved for issuance as set forth under the caption “Current Capitalization” above, there are no immediate plans, arrangements, commitments or understandings with respect to the issuance of any of the additional shares of Common Stock which would be authorized by the proposed amendment to our Certificate of Incorporation described in this Proposal 1.

Potential Adverse Effects of the Authorized Share Increase

Future issuance of Common Stock or securities convertible into Common Stock could have a dilutive effect on the book value per share, voting power and percentage interest of holdings of current stockholders. Additionally, the availability of additional shares of our Common Stock for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company in a possible corporate takeover. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company. The Authorized Share Increase is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent the Board from taking any appropriate actions not inconsistent with its fiduciary duties.

Potential Risks to Stockholders of Non-Approval

If the Authorized Share Increase is not approved by our stockholders, it will impede the Company’s ability to raise capital should the need and opportunity arise. If the Company is not able to undertake sufficient capital raising activities due to a lack of authorized shares of Common Stock, it may cause the loss of significant business opportunities, interfere with, delay or prevent current and future clinical trials, and impede our product development and commercialization strategy, any of which could adversely affect our financial condition and results of operations. As noted above, the Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and the Board does not intend or view the proposed Authorized Share Increase to be an anti-takeover measure.

Effectiveness of the Authorized Share Increase

If the proposed amendment to our Certificate of Incorporation described in this Proposal 1 is approved by our stockholders, it will become effective upon the filing of a Certificate of Amendment of the Certificate of Incorporation of the Company with the Secretary of State of the State of Delaware. The form of such Certificate of Amendment is attached as Appendix A to this Proxy Statement.

Vote Required

Approval of the Authorized Share Increase requires the affirmative vote of the holders of a majority of the shares of our Common Stock casting votes in person or by proxy on such proposal at the Special Meeting. This means that this Proposal 1 will be approved if the votes cast “For” the proposal exceed the votes cast “Against” the proposal. Abstentions are not counted as votes cast and will have no effect on the vote on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSED AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK.

6

PROPOSAL NO. 2
APPROVAL OF THE ADJOURNMENT OF

THE SPECIAL MEETING

The Board of Directors is asking shareholders to approve, if necessary, adjournment of the Special Meeting to solicit additional proxies in favor of the Authorized Share Increase (Proposal 1). Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow shareholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used.

The affirmative vote of the holders of a majority of the outstanding shares of our Common Stock represented at the Special Meeting, either in person or by proxy, and entitled to vote, is required to approve the adjournment of the Special Meeting, if necessary. Abstentions will have the effect of a vote “Against” this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY.

7

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table contains information regarding the beneficial ownership of Celcuity’s Common Stock as of August 9, 2024 (except as otherwise indicated) by (i) each person who is known by Celcuity to beneficially own more than 5% of the outstanding shares of our Common Stock; (ii) each director of Celcuity; (iii) each named executive officer of Celcuity; and (iv) all executive officers and directors as a group. Unless otherwise noted, each person or group identified possesses sole voting and investment power with respect to such shares and the business address of each person is c/o Celcuity Inc., 16305 36th Avenue North, Suite 100, Minneapolis, MN 55446.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)(2)	Percent of Class (3)
5% Stockholders
Commodore Capital Master LP (4)	2,889,484	7.57%
Growth Equity Opportunities 18 VGE, LLC (5)	3,971,155	9.99%
Soleus Private Equity Fund II, L.P. and affiliates (6)	4,047,528	9.99%
Venrock Healthcare Capital Partners III, L.P. and affiliates (7)	3,900,619	9.99%
Morgan Stanley (8)	2,195,026	5.93%
Biotechnology Value Fund, L.P. and affiliates (9)	3,466,000	9.36%
Perceptive Advisors LLC (10)	2,362,279	6.38%
Officers and Directors
Richard E. Buller	56,270	*
David F. Dalvey (11)	301,838	*
Leo T. Furcht	83,325	*
Vicky Hahne	167,838	*
Lance G. Laing	1,480,183	3.97%
Polly A. Murphy	37,945	*
Richard J. Nigon	201,376	*
Brian F. Sullivan (12)	3,740,807	9.91%
All directors and executive officers as a group (7 individuals)	6,069,582	15.78%

* less than 1%

(1)	The beneficial ownership reported in the table includes shares of Common Stock beneficially owned as of August 9, 2024, and shares of Common Stock such person or entity has the right to acquire within 60 days of August 9, 2024, subject to the Beneficial Ownership Limitation described in note 2 below.

(2)	With respect to 5% stockholders other than Morgan Stanley and Biotechnology Value Fund, L.P., the beneficial ownership shown above includes (a) the number of shares of Common Stock that may be acquired upon the conversion of shares of Series A Preferred Stock acquired pursuant to the Securities Purchase Agreement, dated May 15, 2022 by and among the Company and the purchasers named therein (the “Securities Purchase Agreement”),and (b) the shares of common stock that may be acquired upon exercise of warrants issued under the Securities Purchase Agreement, assuming any such conversions or exercises occur within 60 days of August 9, 2024; provided, however, that the maximum number of shares of Common Stock that may be acquired upon such conversions or exercises is limited such that the beneficial ownership of such stockholder and its affiliates will not exceed 9.99% (the “Beneficial Ownership Limitation”).

With respect to officers and directors, the beneficial ownership shown above includes the number of shares of Common Stock the beneficial owners have the right to acquire within 60 days of August 9, 2024 upon the exercise of stock options or warrants, as follows: Dr. Buller, 47,810 shares; Mr. Dalvey, 67,513 shares; Dr. Furcht, 72,825 shares; Ms. Hahne, 149,281 shares; Dr. Laing, 230,183 shares; Dr. Murphy, 32,945 shares; Mr. Nigon, 100,283 shares; Mr. Sullivan, 724,164 shares; and all directors and executive officers as a group, 1,425,004 shares.

8

(3)	Calculated based on 37,030,155 issued and outstanding shares of Common Stock as of August 9, 2024, plus, for each beneficial owner, any securities that such person has the right to acquire within 60 days of August 9, 2024.

(4)	In a Schedule 13G/A filed on February 14, 2024, Commodore Capital Master LP reported shared voting power and shared dispositive power over 2,492,886 shares of common stock as of December 31, 2023, including outstanding shares of common stock and shares of common stock issuable upon conversion of the Series A Preferred Stock or exercise of warrants, subject to the Beneficial Ownership Limitation described in Note 2 above. The Company has recalculated the Beneficial Ownership Limitation based on shares outstanding as of August 9, 2024, and the beneficial ownership reported in the table includes additional shares issuable upon conversion of Series A Preferred Stock or exercise of warrants held by Commodore Capital Master LP at December 31, 2023, but without giving effect to any transactions that may have been effected by Commodore Capital Master LP after such date. Commodore Capital LP, a Delaware limited partnership (the “Firm”) is the investment manager to Commodore Capital Master LP. Michael Kramarz and Robert Egen Atkinson are the managing partners of the Firm and exercise investment discretion with respect to the shares reported herein. The address for Commodore Capital Master LP and the Firm is 444 Madison Avenue, Floor 35, New York, New York 10022.

(5)	In a Schedule 13D/A filed on September 12, 2022, Growth Equity Opportunities 18 VGE, LLC (“GEO”) reported shared voting power and shared dispositive power over 1,520,001 shares of common stock as of September 1, 2022, including outstanding shares of common stock and shares of common stock issuable upon conversion of the Series A Preferred Stock or exercise of warrants, subject to the Beneficial Ownership Limitation described in Note 2 above. The Company has recalculated the Beneficial Ownership Limitation based on shares outstanding as of August 9, 2024, and the beneficial ownership reported in the table includes additional shares issuable upon conversion of Series A Preferred Stock or exercise of warrants held by GEO at September 12, 2022, but without giving effect to any transactions that may have been effected by GEO after such date. The reported ownership does not include additional shares of common stock that would be issuable to GEO upon conversion of Series A Preferred Stock or exercise of the warrants without giving effect to the Beneficial Ownership Limitation. NEA 18 Venture Growth Equity, L.P. (“NEA 18 VGE”) is the sole member of GEO; NEA Partners 18 VGE, L.P. (“NEA Partners 18 VGE”) is the sole general partner of NEA 18 VGE; and NEA 18 VGE GP, LLC (“NEA 18 VGE LLC” and, together with NEA Partners 18 VGE, the “Control Entities”) is the sole general partner of NEA Partners 18 VGE. Ali Behbahani (“Behbahani”), Carmen Chang (“Chang”), Anthony A. Florence, Jr. (“Florence”), Liza Landsman (“Landsman”), Mohamad H. Makhzoumi (“Makhzoumi”), Edward T. Mathers (“Mathers”), Scott D. Sandell (“Sandell”), Peter W. Sonsini (“Sonsini”), Paul Walker (“Walker”) and Rick Yang (“Yang”) (together, the “Managers”) are the managers of NEA 18 VGE LLC. The address of the principal business office of GEO, NEA 18 VGE, each Control Entity and Sandell is New Enterprise Associates, 1954 Greenspring Drive, Suite 600, Timonium, MD 21093. The address of the principal business office of Behbahani and Mathers is New Enterprise Associates, 5425 Wisconsin Avenue, Suite 800, Chevy Chase, MD 20815. The address of the principal business office of Chang, Makhzoumi, Sonsini, Walker and Yang is New Enterprise Associates, 2855 Sand Hill Road, Menlo Park, California 94025. The address of the principal business office of Florence and Landsman is New Enterprise Associates, 104 5th Avenue, 19th Floor, New York, NY 10001.

(6)	In a Schedule 13G/A filed on February 9, 2024, Soleus Private Equity Fund II, L.P. (“Soleus PE”) and Soleus Capital Master Fund, L.P. (“Master Fund”) reported shared voting power and shared dispositive voting power over 2,623,890 shares of common stock as of December 31, 2023, including outstanding shares of common stock held by Soleus PE and/or Master Fund, and shares of common stock issuable upon conversion of the Series A Preferred Stock or exercise of warrants, subject to the Beneficial Ownership Limitation described in Note 2 above. The Company has recalculated the Beneficial Ownership Limitation based on shares outstanding as of August 9, 2024, and the beneficial ownership reported in the table includes additional shares issuable upon conversion of Series A Preferred Stock or exercise of warrants held by Soleus PE and/or Master Fund at December 31, 2023, but without giving effect to any transactions that may have been effected by Soleus PE and/or Master Fund after such date. The reported ownership does not include additional shares of common stock that would be issuable to Soleus PE and/or Master Fund upon conversion of Series A Preferred Stock or exercise of the warrants without giving effect to the Beneficial Ownership Limitation. Soleus Private Equity GP II, LLC (“Soleus GP”) is the general partner of Soleus PE, and Soleus PE GP II, LLC is the sole manager of Soleus GP. Mr. Guy Levy is the sole managing member of Soleus PE GP II, LLC. Soleus Capital, LLC is the general partner of Master Fund, and Soleus Capital Group, LLC is the sole managing member of Soleus Capital, LLC. Mr. Guy Levy is the sole managing member of Soleus Capital Group, LLC. The address of the above referenced entities and persons is 104 Field Point Road, 2nd Floor, Greenwich, CT 06830.

9

(7)	In a Schedule 13G/A filed on February 14, 2024, Venrock Healthcare Capital Partners III, L.P., VHCP Co-Investment Holdings III, LLC, and Venrock Healthcare Capital Partners EG, L.P. (collectively, the Venrock Entities) reported shared voting power and shared dispositive power over 2,476,980 shares of common stock as of December 31, 2023, consisting of (i) 651,198 shares held by Venrock Healthcare Capital Partners III, L.P.; (ii) 65,147 shares held by VHCP Co-Investment Holdings III, LLC; and (iii) 1,760,635 shares held by Venrock Healthcare Capital Partners EG, L.P. The reported ownership included outstanding shares of common stock and shares of common stock issuable upon conversion of Series A Preferred Stock or exercise of warrants, subject to the Beneficial Ownership Limitation described in Note 2 above. The Company has recalculated the Beneficial Ownership Limitation based on shares outstanding as of August 9, 2024, and the beneficial ownership reported in the table includes additional shares issuable upon conversion of the Series A Preferred Stock or exercise of warrants held by the Venrock Entities at December 31, 2023, but without giving effect to any transactions that may have been effected by the Venrock Entities after such date. The reported ownership does not include additional shares of common stock that would be issuable to the Venrock Entities upon conversion of Series A Preferred Stock or exercise of the warrants without giving effect to the Beneficial Ownership Limitation. VHCP Management III, LLC is the general partner of Venrock Healthcare Capital Partners III, L.P. and the manager of VHCP Co-Investment Holdings III, LLC. VHCP Management EG, LLC is the general partner of Venrock Healthcare Capital Partners EG, L.P. Dr. Bong Koh and Nimish Shah are the voting members of VHCP Management III, LLC and VHCP Management EG, LLC. The address of the above referenced entities and persons is 7 Bryant Park, 23rd Floor, New York, NY 10018.

(8)	In a Schedule 13G/A filed on February 12, 2024, (i) Morgan Stanley reported shared voting power over 2,118,801 shares of common stock and shared dispositive power over 2,195,026 shares of common stock as of December 31, 2023 and (ii) Morgan Stanely Capital Services LLC (“Morgan Stanley Capital”) reported shared voting and dispositive power over 2,086,196 shares of common stock as of December 31, 2023. The shares being reported on by Morgan Stanley as a parent holding company are owned, or may be deemed to be beneficially owned, by Morgan Stanley Capital, a wholly owned subsidiary of Morgan Stanley. The address of Morgan Stanley and Morgan Stanley Capital is 1585 Broadway, New York, New York, 10036.

(9)	In a Schedule 13G filed on June 10, 2024, Biotechnology Value Fund, L.P. (“BVF”), BVF I GP LLC (“BVF GP”), Biotechnology Value Fund II, L.P. (“BVF2”), BVF II GP LLC (“BVF2 GP”), Biotechnology Value Trading Fund OS LP (“Trading Fund OS”), BVF Partners OS Ltd. (“Partners OS”), BVF GP Holdings LLC (“BVF GPH”), BVF Partners L.P. (“Partners”), BVF Inc. and Mark N. Lampert (“Mr. Lampert”) reported shared voting and dispositive power over 3,466,000 shares of common stock as of June 10, 2024. Consists of (i) 1,828,267 shares of common stock held by BVF, (ii) 1,429,592 shares of common stock held by BVF2, (iii) 148,513 shares of common stock held by Trading Fund OS, and (iv) 59,628 shares of common stock held in a certain Partners managed account (the “Partners Managed Account”). BVF GP, as the general partner of BVF, may be deemed to beneficially own the shares beneficially owned by BVF. BVF2 GP, as the general partner of BVF2, may be deemed to beneficially own the shares beneficially owned by BVF2. Partners OS, as the general partner of Trading Fund OS, may be deemed to beneficially own the shares beneficially owned by Trading Fund OS. BVF GPH, as the sole member of each of BVF GP and BVF2 GP, may be deemed to beneficially own the shares beneficially owned in the aggregate by BVF and BVF2. Partners, as the investment manager of BVF, BVF2 and Trading Fund OS, and the sole member of Partners OS, may be deemed to beneficially own the shares beneficially owned in the aggregate by BVF, BVF2 and Trading Fund OS and held in the Partners Managed Account. BVF Inc., as the general partner of Partners, may be deemed to beneficially own the shares beneficially owned by Partners. Mr. Lampert, as a director and officer of BVF Inc., may be deemed to beneficially own the shares beneficially owned by BVF Inc. BVF GP disclaims beneficial ownership of the shares beneficially owned by BVF. BVF2 GP disclaims beneficial ownership of the shares beneficially owned by BVF2. Partners OS disclaims beneficial ownership of the shares beneficially owned by Trading Fund OS. BVF GPH disclaims beneficial ownership of the shares beneficially owned by BVF and BVF2. Each of Partners, BVF Inc. and Mr. Lampert disclaims beneficial ownership of the shares beneficially owned by BVF, BVF2 and Trading Fund OS and held in the Partners Managed Account. The business address for BVF, BVF GP, BVF2, BVF2 GP, BVF GPH, Partners, BVF Inc. and Mark N. Lampert is 44 Montgomery Street, 40th Floor, San Francisco, California 94104. The business address for Trading Fund OS and Partners OS is PO Box 309 Ugland House, Grand Cayman, KY1-1104, Cayman Islands.

(10)	In a Form 13F filed on August 14, 2024, Perceptive Advisors LLC (“Perceptive Advisors”) reported ownership over 2,362,279 shares of Common Stock as of June 30, 2024. In a Schedule 13G/A filed on February 14, 2024, Perceptive Advisors reported that it is the investment manager to Perceptive Life Sciences Master Fund, Ltd. (“Perceptive Master Fund”) which held shares of Common Stock as of December 31, 2023, and that Perceptive Advisors may be deemed to beneficially own such shares. Joseph Edelman is the managing member of Perceptive Advisors and may be deemed to beneficially own any shares held by Perceptive Master Fund. The address of Perceptive Advisors, Perceptive Master Fund and Mr. Edelman is 51 Astor Place, 10th Floor, New York, NY 10003.

(11)	Mr. Dalvey’s beneficial ownership includes 225,000 shares of Common Stock owned by Brightstone Venture Capital Fund, LP, of which Mr. Dalvey is the General Partner.

(12)	Mr. Sullivan’s beneficial ownership includes 189,103 shares of Common Stock held by Mr. Sullivan’s spouse of which he has shared voting and dispositive power.

10

STOCKHOLDER PROPOSALS

Any stockholder desiring to submit a proposal for action by the stockholders at our next annual meeting, which will be our 2025 annual meeting, must satisfy the requirements set for in the advance notice provision under our bylaws. To be timely submitted for our 2025 annual meeting, any such proposal must be delivered in writing to our Corporate Secretary at the principal executive offices of the Company between the close of business on January 9, 2025 and the close of business on February 8, 2025. If the date of the 2025 annual meeting is advanced more than 30 days prior to or delayed by more than 60 days after the first anniversary of the 2024 Annual Meeting, notice by the stockholder must be delivered not earlier than the close of business on the 120th day prior to the 2025 annual meeting and not later than the close of business on the later of the 90th day prior to the 2025 annual meeting or, if the first public announcement of the date of the 2025 annual meeting is less than 100 days prior to the date of the 2025 annual meeting, the 10th day following the day on which public announcement of the date of the 2025 annual meeting is first made.

Notwithstanding the foregoing, if the number of directors to be elected to our Board is increased and no public announcement naming all of the nominees for director or specifying the size of the increased Board is made by the Company at least 100 days prior to the first anniversary of the 2024 Annual Meeting, a stockholder’s notice will be considered timely, but only with respect to nominees for any new positions created by such increase, if the stockholder delivers such notice to our Corporate Secretary at the principal executive offices of the Company not later than the close of business on the 10th day following the day on which a public announcement naming all of the nominees for director or specifying the size of the increased Board is first made by the Company.

In all instances, notice sent to the Company must comply with the requirements set forth in the Company’s bylaws. You are advised to review the Company’s bylaws, and due to the complexity of the respective rights of the stockholders and the Company in this area, you are advised to consult with your legal counsel with respect to such rights.

In addition to satisfying the foregoing provisions of our bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 10, 2025, which is 60 days prior to the anniversary of the 2024 Annual Meeting.

In addition, any stockholder proposal intended to be included in the Company’s proxy statement for the 2025 annual meeting must also satisfy Rule 14a-8 of the Exchange Act and be received no later than November 28, 2024. If the date of the 2025 annual meeting is moved by more than 30 days from the first anniversary of the 2024 Annual Meeting, then notice must be received within a reasonable time before we begin to print and send proxy materials.

By Order of the Board of Directors:

/s/ Brian F. Sullivan
Chairman of the Board of Directors and Chief Executive Officer

Dated: August 28, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 7, 2024.

The Notice and this Proxy Statement are available at www.proxyvote.com and on the Investor Relations section of Celcuity’s website at www.celcuity.com/home/investors/.

11

Appendix A

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

CELCUITY INC.

Celcuity Inc., a corporation organized and existing under and by the virtue of the Delaware General Corporation Law, as amended, through its duly authorized officer and by the authority of its Board of Directors does hereby certify that:

FIRST: The name of the corporation is Celcuity Inc. (the “Corporation”).

SECOND: The Corporation’s certificate of incorporation was originally filed with the Delaware Secretary of State on September 15, 2017 and was amended on May 11, 2018, May 12, 2022 and September 1, 2022 (as amended, the “Certificate of Incorporation”).

THIRD: This amendment to the Certificate of Incorporation has been duly authorized by the directors and the requisite stockholders of the Corporation in accordance with the provisions of Sections 228 and 242 of the Delaware General Corporation Law.

FOURTH: The Certificate of Incorporation is hereby amended by deleting the text of Section 4.1 of Article 4 in its entirety and replacing such text with the following:

4.1 The aggregate number of shares the corporation has authority to issue is 97,500,000 shares, par value of $0.001 per share, consisting of 95,000,000 shares of Common Stock and 2,500,000 shares of Preferred Stock, which includes 1,850,000 shares that have been designated as Series A Convertible Preferred Stock and 650,000 shares of undesignated Preferred Stock. The Board of Directors of the Corporation has the authority, without first obtaining approval of the stockholders of the corporation or any class thereof, to establish from the undesignated shares of Preferred Stock, by resolution adopted and filed in the manner provided by law, one or more series of Preferred Stock and to fix the number of shares, the voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions of such class or series.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed on October __, 2024.

CELCUITY INC.

By:
Name:	Brian F. Sullivan
Title:	Chief Executive Officer

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 10/06/2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 10/06/2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR proposals 1 and 2.

	For	Against	Abstain
1. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock available for issuance from 65,000,000 shares to 95,000,000 shares.	☐	☐	☐
2. To approve, if necessary, adjournment of the Special Meeting to solicit additional proxies in favor of the authorized share increase described in proposal 1.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000649690_1 R1.0.0.6

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com

CELCUITY INC.
Special Meeting of Stockholders
October 7, 2024 9:00 AM CT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Brian F. Sullivan and Vicky M. Hahne, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CELCUITY INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 9:00 AM CT on October 7, 2024 at Celcuity Inc., 16305 36th Avenue North, Suite 100, Minneapolis, MN 55446, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000649690_2 R1.0.0.6